Exhibit 99.1

LETTER OF TRANSMITTAL

TUCSON ELECTRIC POWER COMPANY

OFFER TO EXCHANGE

$300,000,000 AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING

3.05% SENIOR NOTES DUE 2025

FOR

$300,000,000 AGGREGATE PRINCIPAL AMOUNT OF

3.05% SENIOR NOTES DUE 2025

THAT HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933, AS AMENDED

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2015, UNLESS EXTENDED (SUCH TIME AND DATE, OR THE LATEST TIME AND DATE TO WHICH THE EXCHANGE OFFER HAS BEEN EXTENDED, THE “EXPIRATION DATE”). TENDERS OF NOTES MAY BE WITHDRAWN AT ANY TIME AT OR PRIOR TO THE EXPIRATION DATE.

Delivery To: U.S. Bank National Association, as Exchange Agent

U.S. Bank National Association, as Exchange Agent

60 Livingston Ave.

St. Paul, MN 55107

By Facsimile:

651-466-7372

For Information or Confirmation by Telephone:

(651) 466-7372

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges that he or she has received the prospectus, dated [—] , 2015 (the “Prospectus”), of Tucson Electric Power Company, an Arizona corporation (the “Company”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer to exchange (the “Exchange Offer”) an aggregate principal amount of up to $300,000,000 of the Company’s outstanding 3.05% Senior Notes due 2025 (the “Old Notes”), for $300,000,000 of the Company’s 3.05% Senior Notes due 2025 (the “Exchange Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”).

The terms of the Exchange Notes are substantially identical to the terms (including principal amount, interest rate and maturity) of the Old Notes except that the Exchange Notes have been registered under the Securities Act and, therefore, are freely transferable. For each Old Note accepted for exchange, the holder of such Old Note will receive an Exchange Note having a principal amount equal to that of the surrendered Old Note.

Capitalized terms used herein but not defined herein shall have the same meanings given to them in the Prospectus. The Exchange Offer is subject to all of the terms and conditions set forth in the Prospectus. In the event of any conflict between the Letter of Transmittal and the Prospectus, the Prospectus shall govern.

The Company reserves the right to extend the Exchange Offer at its discretion, in which case the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. If the Company extends the Exchange Offer, it will give oral (any such oral notice to be promptly confirmed in writing) or written notice of the extension to the Exchange Agent and give each registered holder of Old Notes notice by means of a press release or other public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the scheduled expiration date.

This Letter of Transmittal is to be used by a holder of Old Notes either if (i) certificates are to be forwarded herewith or (ii) a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering.”

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated in Box 1 below. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned further represents that: (i) any Exchange Notes acquired by the undersigned pursuant to the Exchange Offer are being acquired in the ordinary course of the undersigned’s business; (ii) the undersigned does not have an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Old Notes or the Exchange Notes and (iii) the undersigned is not an “affiliate,” as defined under Rule 405 under the Securities Act, of the Company, or if the undersigned is an affiliate, the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the Exchange Notes.

If the undersigned is not a broker-dealer, the undersigned certifies that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer, the undersigned certifies that it will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver the tendered Old Notes to the Company or cause ownership of the tendered Old Notes to be transferred to, or upon the order of, the Company on the books of the registrar for the Old Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to which the undersigned is entitled upon acceptance by the Company of the tendered Old Notes pursuant to the Exchange Offer, and (2) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Old Notes, all in accordance with the terms of the Exchange Offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, personal representatives, executors, administrators, trustees in bankruptcy and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated herein in the section entitled “Special Registration Instructions” below (Box 2), please issue the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the book-entry account indicated below maintained at DTC (Box 4). Similarly, unless otherwise indicated under the section entitled “Special Delivery Instructions” below (Box 3), please send the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown in Box 1 below.

THE UNDERSIGNED, BY COMPLETING BOX 1 BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN BOX 1.

Please Check the Appropriate Box:

☐	Check here if tendered Old Notes are being delivered with this Letter of Transmittal.

☐	Check here if tendered Old Notes are being delivered by Book-Entry Transfer made to the account maintained by the Exchange Agent with DTC and complete Box 4 below.

☐	Check here if you are a Broker-Dealer and wish to receive ten additional copies of the Prospectus and ten copies of any amendments or supplements to the Prospectus.

Name:

Address:

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING THE BOXES

All Tendering Holders Complete the following Boxes, as applicable:

BOX 1

DESCRIPTION OF OLD NOTES TENDERED

(ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)

Name(s) and Address(es) of Registered Holders(s) Exactly as Name(s) Appear(s) on Note Certificate(s) (Please fill in, if blank)	Certificate Number(s) of Old Notes*	Aggregate Principal Amount Represented by Certificate(s)	Aggregate Principal Amount Tendered**

Total:

*	Need not be completed if Old Notes are being tendered by book-entry transfer.
**	The minimum permitted tender is $2,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the aggregate principal amount of the Old Notes represented by the certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 3.

BOX 2

SPECIAL REGISTRATION INSTRUCTIONS (See Instructions 5 and 6)

To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the undersigned or if Old Notes delivered by Book-Entry Transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account set forth in Box 4.

Issue Exchange Note(s) and/or Old Notes to:

Name(s):
(Please Type or Print)

Address:

(include Zip Code)

(Tax Identification or Social Security Number)

☐ Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

BOX 3

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 5 and 6)

To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail Exchange Note(s) and any untendered Old Notes to:

Name(s):
(Please Type or Print)

Address:

(include Zip Code)

BOX 4
USE OF BOOK-ENTRY TRANSFER (See Instruction 1)
To be completed only if delivery of Old Notes is to be made by Book-Entry Transfer.
Name(s) of Tendering Holder(s):

Name of DTC Participant:

DTC Participant Number:

Contact at DTC Participant:

Transaction Code Number:

BOX 5 TENDERING HOLDER SIGNATURE

(See Instructions 1 and 4) In addition, complete Form W-9 herein or applicable Form W-8

x

x

(Signature of Registered Holder(s) or Authorized Signatory)

NOTE:	The above lines must be signed by the Registered Holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or on the DTC Security Position with respect thereto, or by person(s) authorized to become Registered Holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 4.

Name(s):

Capacity:

Street Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

Signature Guarantee (If required by Instruction 4)
Authorized Signature

x

Name:

(Please Print)

Title:

Name of Firm:

(Must be an Eligible Institution as defined in Instruction 4)

Address:

(Include Zip Code)

Area Code and Telephone Number:

Date:

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Old Notes. A properly completed and duly executed copy of this Letter of Transmittal, including Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for tendered Old Notes must be received by the Exchange Agent at its address set forth herein or such tendered Old Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering” (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested and proper insurance is advised. It is recommended, however, that the holder use an overnight or hand delivery service instead of mail. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company. Neither the Company nor the registrar is under any obligation to notify any tendering holder of the Company’s acceptance of tendered Old Notes prior to the closing of the Exchange Offer.

2. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name tendered Old Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder), or whose name appears on a DTC security position listing as a holder of Old Notes, may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Old Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of an Instruction to Registered Holder and/or DTC Participant from Beneficial Owner form.

3. Partial Tenders. Tenders of Old Notes will be accepted only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of Old Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled “Aggregate Principal Amount Tendered” of Box 1 above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes held by the holder is not tendered, then Old Notes for the principal amount of Old Notes not tendered and Exchange Notes issued in exchange for any Old Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

4. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the tendered Old Notes, the signature must correspond with the name(s) as written on the face of the tendered Old Notes, or whose name appears on a security position listing with DTC as the owner of the tendered Old Notes, in each case without any change whatsoever.

If any of the tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different names in which tendered Notes are held.

If this Letter of Transmittal is signed by the registered holder(s) of tendered Old Notes, and Exchange Notes issued in exchange therefor are to be issued (and any untendered principal amount of Old Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the tendered Old Notes or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” as defined by Rule 17Ad-15 under the Exchange Act (in any such case, an “Eligible Institution”).

If this Letter of Transmittal is signed by a person other than the registered holder(s) of any tendered Old Notes, such tendered Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed exactly as the name(s) of the registered holder(s) appear(s) on the tendered Old Notes, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal or any tendered Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on tendered Old Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the tendered Old Notes are tendered (1) by a registered holder who has not completed Box 2 set forth herein (entitled “Special Registration Instructions”), (2) by a registered holder who has not completed Box 3 set forth herein (entitled “Special Delivery Instructions”) or (3) by an Eligible Institution.

5. Special Registration and Delivery Instructions. Tendering holders should indicate, in the appropriate box (Box 2 or Box 3), the name and address to which the Exchange Notes and/or substitute certificates evidencing Old Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name (Box 2), the taxpayer identification or social security number of the person named must also be indicated and such person must properly complete a Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of tendered Old Notes pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of tendered Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and/or withheld from any payment due with respect to the Old Notes tendered by such holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the tendered Old Notes listed in this Letter of Transmittal.

7. Tax Identification Number. Federal income tax law requires that the holder(s) of any tendered Old Notes that are accepted for exchange must provide the Exchange Agent (as payor) with its correct taxpayer identification number (“TIN”) which, in the case of a holder who is an individual, is his or her social security number or Internal Revenue Service individual taxpayer identification number (“ITIN”) on Form W-9 or, alternatively, to establish another basis for exemption from backup withholding. If the Exchange Agent is not provided with the correct TIN or ITIN or an exemption from backup withholding is not otherwise established, the holder may be subject to 28% federal income tax backup withholding and a $50 penalty imposed by the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each holder of tendered Old Notes must provide such holder’s correct TIN by completing the Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (1) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendered Old Notes are registered in more than one name or are not in the name of the actual owner, consult the “What Name and Number to Give the Requester” in the General Instructions for Form W-9 for information on which TIN to report.

Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders who are U.S. persons for U.S. federal income tax purposes should indicate their exempt status by checking the “Exempt payee” box on the IRS Form W-9. A tendering holder that is not a United States person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Form W-8BEN, Form W-8BEN-E, Form W-8ECI, or Form W-8IMY, as applicable, signed under penalty of perjury and attesting to that holder’s exempt status. These forms can be obtained from the Exchange Agent or online at www.irs.gov. See the Instructions for the applicable Form W-8 for more instructions.

The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company’s obligation regarding backup withholding.

8. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company, which determination will be final and binding. The Company reserves the absolute right to reject any and all tenders of Old Notes not in proper form or the acceptance of which for exchange may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or any defect or irregularity in the tender of Old Notes. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, nor the Exchange Agent, nor any other person shall be under any duty to give notification of defects or irregularities to holders of Old Notes or incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived, or if Old Notes are submitted in principal amount greater than the principal amount of Old Notes being tendered, such unaccepted or non-exchanged Old Notes will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

9. Waiver of Conditions. The Company reserves the absolute right to waive any of the conditions in the Exchange Offer in the case of any tendered Old Notes.

10. No Conditional Tenders. No alternative, conditional, irregular or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

11. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

12. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

13. Acceptance of Tendered Old Notes and Issuance of Old Notes; Return of Old Notes. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Notes when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at such different address as may be indicated herein under “Special Delivery Instructions” (Box 3).

14. Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal Rights.”

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification; check only one of the following seven boxes:

4 Exemptions (codes apply only to

certain entities, not individuals; see

instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting

code (if any)

(Applies to accounts maintained outside the U.S.)

	☐ Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
☐ Limited liability company.
    Enter the tax  classification (C=C corporation, S=S corporation, P=partnership)  ▶
Note.   For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the
line   above for the tax classification of the single-member owner.

☐ Other (see instructions)  ▶

	5 Address (number, street, and apt. or suite no.)							Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Social security number
–	–
or

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.	Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i) (B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.